                                                                    EXHIBIT 10.1



                                    AGREEMENT


PARTIES:

A.      Excel Legacy Corporation, a Delaware corporation ("Legacy").

B. Certain shareholders of Price Enterprises, Inc. ("PREN"), a Maryland corporation qualified as a Real Estate Investment Trust for federal income tax purposes, who sign copies of this Agreement on or about the Board Approval Date (Item 2), including Sol Price ("Price"), a Trustee of significant holders of Common Stock ("Common Stock") and Preferred Stock ("Preferred Stock") of PREN. (Each such shareholder, including Price, is referred to as a "Selling Shareholder" and, at any point in time, all such persons who have then signed substantially identical agreements, together with Price, are referred to collectively as the "Selling Shareholders.")

AGREEMENT, subject to all of the terms and conditions below:

1. Each Selling Shareholder agrees to deposit into an escrow (the "Escrow") his, her or its shares of PREN Common Stock in order to facilitate a transaction with Legacy in which Legacy will seek to acquire all shares of PREN Common Stock for $8.50 per share, comprised, at Legacy's election, of (i) $8.50 in cash or
(ii)(A) at least $4.25 in cash, (B) at least $2.75 per share in principal amount of a Legacy 9% Convertible (at $5.50 per share) Subordinated Debenture ("Debenture"), issued pursuant to an indenture in the form attached as Exhibit A hereto, with such changes as may be acceptable to a majority in interest of the Selling Shareholders ("Majority of the Selling Shareholders"), with their interests for such purposes being determined solely by the number of shares of PREN Common Stock deposited by them into Escrow, and to Legacy and such changes as may be required by the trustee under such indenture, and (C) $1.50 per share in whatever combination Legacy may choose of cash, Debentures, and 10% Senior Notes ("Notes") due October 31, 2004, issued at par, with a mandatory sinking fund of 20% per year at the end of each of the first four years after issuance (with credit given for open market purchases), a prepayment option by Legacy at par plus accrued interest at any time, and customary protections for noteholders reasonably acceptable to a Majority of the Selling Shareholders, but no more stringent than the terms of bank indebtedness of Legacy at the time. The Debentures and Notes (if any) shall be issued in denominations of $1,000 and integral multiples thereof. Legacy shall deliver checks for the current market value of any fractional shares in accordance with the Indenture. The transaction in which Legacy will seek to acquire all of the Common Stock of PREN will be at the option of the PREN Board of Directors to be exercised on the Board Approval Date, either (A) a merger between PREN and a newly-formed wholly owned subsidiary of Legacy or (B) a tender offer or exchange offer, in either case with the consideration above being paid or offered for each share of PREN Common Stock. Legacy shall elect the form of consideration prior to the distribution of the applicable offer to purchase or proxy materials to PREN's shareholders.

2. 4,000,000 shares of PREN Common Stock shall be deposited by the Selling Shareholders in the Escrow, which will be held by an escrow agent pursuant to an escrow agreement (the

"Escrow Agreement") containing the provisions described herein and such other provisions as may be required by the escrow agent, within 5 business days after this Agreement has been signed by Price on behalf of certain Selling Shareholders and by Legacy. On the date following the date on which the Board of Directors of PREN determines whether to approve the transactions contemplated hereby, which approval date, if any, shall in no event be later than June 2, 1999 (the "Board Approval Date"), there shall be deposited (if the Board does approve) into Escrow at least 4,000,000 additional shares of PREN Common Stock, and there shall be issued a joint press release with respect to the Board's approval. Each Selling Shareholder hereby represents that all shares of PREN Common Stock deposited into Escrow by such Selling Shareholder are, or on the date of such deposit will be, owned free and clear of all liens, charges, encumbrances and restrictions of any kind. Price shall give Legacy 48 hours notice of the expected Board Approval Date, and if no such notice is given, Legacy shall treat June 2, 1999 as the Board Approval Date.

3. Legacy agrees to deposit into Escrow (A) $1,000,000 in cash within 24 hours after the first share deposit referred to in Item 2 above, (B) an additional $6,500,000 in cash by the close of business on the first business day following the Board Approval Date, and (C) an additional $1,000,000 in cash on each of September 1, October 1 and November 1, 1999 if, as to each such date, the Closing has not occurred. Neither the PREN Common Stock nor the cash shall be released from Escrow until the Closing (Item 4), except that, pursuant to the terms of the Escrow Agreement, the shares of PREN Common Stock shall be properly tendered prior to the Closing in the Offer described in Item 4 below, or voted in favor of the Merger described in Item 4 below, and the cash shall be provided to Legacy at the Closing for purposes of making a portion of the cash payments required.

4. The Escrow shall close (the "Closing"), with the PREN Common Stock delivered to Legacy and the cash delivered to the Selling Shareholders (or their designees) in accordance with the Escrow Agreement, when (A) Legacy shall have offered to purchase all outstanding shares of PREN Common Stock (including the shares held in Escrow) subject only to the Offer Conditions (Item 6B), and shall have purchased all shares tendered and not withdrawn (the "Offer"), or (B) PREN shall have merged with a wholly owned subsidiary of Legacy, subject only to the Merger Conditions (Item 6B) (the "Merger"), in either case with all Common Stock of PREN being offered or receiving the consideration specified in Item 1 above. Alternatively, the Escrow shall close, and all items held in the Escrow shall be returned to the party or parties who deposited them (except for cash used for damage payments in Item 7 below or Item 5 of the PREN Agreement (as defined in Item 8B below)), when August 31, 1999 occurs (if the Escrow has not already closed under the first sentence in this Item 4), or when Legacy and a Majority of the Selling Shareholders agree and so instruct the escrow agent, or as provided in Item 7 or 9. Provided, that (i) the August 31, 1999 date shall be extended by the period, if any, by which the time between the filing by Legacy of documents with the Securities and Exchange Commission for the registration of the Offer or the proxy materials for the Merger and the first date on which the Offer can be commenced within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934, or the proxy materials may be mailed, as applicable, exceeds 30 days, but not beyond December 1, 1999, and (ii) in any event, interest shall accrue on the cash, Debentures and Notes, if applicable, issued in the Offer or Merger from August 15, 1999. The cash shall accrue interest at the rate of 8% per annum from August 15, 1999. If the Escrow terminates under
Item 7, 9 or 11 below or under Item 3 or 5 of the PREN Agreement, earnings on the cash held in Escrow shall be distributed together with the cash on which it accrues to the party entitled to receive the cash. If the Offer or

Merger is consummated, earnings on the cash held in Escrow shall be distributed to Legacy for purposes of making a portion of the cash payments required.

5. Each Selling Shareholder agrees and commits that, from the date hereof through the Closing, such Selling Shareholder (i) shall not, directly or indirectly, sell, offer to sell, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement to sell, any PREN Common Stock owned beneficially or otherwise by such Selling Shareholder, and (ii) shall vote (or cause to be voted) all Common Stock and Preferred Stock of PREN owned beneficially or otherwise by such Selling Shareholder in favor of the Merger and related matters (if applicable), and against any Company Takeover Proposal or any other action or agreement which would impede, interfere with or prevent the transactions contemplated hereby. For purposes hereof, "Company Takeover Proposal" means any proposal by a third party (other than Legacy) to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger or similar transaction, more than 25% of the voting power of PREN, or all or substantially all of the assets of PREN. In addition, each Selling Shareholder agrees to comply with any applicable requirements of Rule 145 under the Securities Act of 1933 in connection with any resales of the Debentures and Notes.

6.      Legacy further agrees and commits that:

    A. At or as promptly as practicable after the Closing, Legacy shall cause to be taken all actions reasonably necessary to cause the Preferred Stock of PREN to be entitled under PREN's charter documents (including those of any successor to PREN by merger, etc.) to elect a majority of the Directors of PREN (which majority shall mean that the holders of PREN Preferred Stock have one more designee than Legacy); provided that such right shall terminate upon the earliest to occur of the following (the "Preferred Termination"): (i) less than 2,000,000 shares of PREN Preferred Stock (adjusted for stock splits, dividends, reverse splits, etc.) shall remain outstanding, (ii) Legacy shall have made an offer to purchase any and all outstanding shares of PREN Preferred Stock at a cash price of $16 per share, and shall have purchased all shares duly tendered and not withdrawn, or (iii) the Directors of PREN shall have
        (a) issued or agreed to issue any equity securities or securities convertible or exchangeable into or exercisable for equity securities, in any case without unanimous Board approval, or (b) failed in any fiscal year to declare or pay dividends on the PREN Common Stock as and when requested by Legacy (1) to distribute 100% of PREN's taxable income for such fiscal year or otherwise to maintain PREN's status as a REIT, or (2) in an amount equal to the excess, if any, of (x)(A) funds from operations less rent smoothing for such fiscal year, minus (B) the amount required to pay dividends on the PREN Preferred Stock for such fiscal year, over (y) $7,500,000. Pending the effectuation of such corporate action, Legacy agrees for the benefit of the holders of PREN Preferred Stock to vote in favor of the election of Jack McGrory, Simon Lorne and James Cahill (or their designees) as Directors of PREN and to vote against any increase in the size of the PREN Board beyond five members. Following the Closing until the Preferred Termination, neither Legacy nor any subsidiary or affiliate of Legacy which acquires shares of PREN Preferred Stock shall be entitled to vote such shares in any election of Directors of PREN.

    B. Legacy shall commence taking all actions reasonably necessary to make the Offer or to effect the Merger (as applicable) to acquire all outstanding shares of PREN Common Stock (including those shares held in Escrow) for the consideration specified in Item 1 above, subject in the case of the Offer only to the conditions specified on Exhibit -------- B hereto (the "Offer Conditions"), and in the case of the Merger only to the - conditions specified on Exhibit B hereto (other than the Minimum Condition) and other --------- customary conditions to a merger, including the approval of PREN's shareholders and the filing of applicable merger documents (the "Merger Conditions"). In the case of the Offer, Legacy shall purchase all shares duly tendered and not withdrawn.

    C. Legacy shall use all reasonable efforts to satisfy the Offer Conditions or the Merger Conditions (as applicable). Legacy agrees that it will proceed in good faith as expeditiously as possible to complete requisite governmental reviews, to obtain any requisite approvals and otherwise to consummate the transactions contemplated hereby, and neither Legacy nor its counsel will engage in any communications with third parties (including governmental offices and agencies) without the direct participation of PREN and its counsel.

    D. Legacy shall not take any action to cause a direct or indirect Change of Control of PREN (including by Change of Control of Legacy itself) (i) after the date hereof and prior to the Closing without the consent of Price, or (ii) after the Closing, without either offering to purchase all shares of PREN Preferred Stock or obtaining the approval of a majority of such shares (unless a higher percentage is required by PREN's charter or Maryland law). For purposes of this provision, a "Change of Control" will be deemed to have occurred at such time as (a) any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934 (other than Legacy) becomes the beneficial owner of 50% or more of the total voting power of PREN or Legacy, (b) there shall be consummated any merger or consolidation of PREN or Legacy in which PREN or Legacy, as the case may be, is not the continuing or surviving corporation or pursuant to which the Common Stock of PREN or Legacy would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of the Common Stock of PREN or Legacy outstanding immediately prior to the merger or consolidation hold at least a majority of the Common Stock of the surviving corporation immediately after such merger or consolidation, or (c) the directors of Legacy on the date hereof (or persons nominated for election by such directors) shall no longer constitute a majority of the Board of Directors of Legacy.

    E. Following the Closing until the Preferred Termination, Legacy shall take all actions in its power to ensure that at least one representative of the interests of the PREN Preferred Stock, as designated by a majority in interest of the Selling Shareholders who hold PREN Preferred Stock, is serving as a director of Legacy.

    F. Legacy shall cause any and all Debentures and Notes to be registered under the Securities Act of 1933, and to maintain such registration, in each case if and as necessary to make all such Debentures and Notes freely transferable.

    G. Within 10 days after the Closing, Legacy shall use all reasonable efforts to cause PREN to pay all options held by employees and directors of PREN, and severance payments for employees of PREN, as described on Exhibit B and Schedule B-2 to the PREN Agreement. With Legacy's prior written consent, which consent shall not be unreasonably withheld, PREN may terminate certain employees prior to the Closing and pay such employees the severance payments described on Exhibit B and Schedule B-2 to the PREN Agreement. Upon the Closing, Legacy shall provide PREN with the funds to cover all payments under such exhibit and schedule.

    H. Legacy shall cause PREN to maintain Officers' and Directors' Errors and Omissions Insurance insuring all persons who are or were officers or directors of PREN in an amount not less than that in effect on April 30, 1999, for a period of at least 3 years following the Closing, and thereafter as long as necessary (if at all) to ensure the continuation of protection with respect to any and all claims made prior to the end of that period, and shall, and shall cause PREN to, hold harmless and indemnify each such person against all expense, loss and liability (including costs of defense and investigation) relating to their actions as such officers or directors of PREN, except, as to any such person, as to any matter as to which it is finally judicially determined that indemnification is not permitted for such person by Maryland law under the applicable circumstances.

    I. In any merger between PREN and a subsidiary of Legacy pursuant to which shares of PREN Common Stock are converted into cash or into securities other than Common Stock of Legacy or of the surviving corporation, Legacy will make appropriate provisions such that the cash and other assets of PREN will not be depleted in any material respect, and the liabilities of PREN will not be increased in any material respect, as a result of such transaction.

    J. Until such time as there are no shares of PREN Preferred Stock outstanding, Legacy shall not take any action that would cause PREN to fail to qualify as a REIT.

7. If Legacy abandons the transaction prior to the Board Approval Date or is unwilling to execute the PREN Agreement, Legacy shall pay the total sum of $1,000,000 (together with earnings thereon) as liquidated damages, with such sum being apportioned among the Selling Shareholders and PREN as Price may direct. Additionally, upon notice to the escrow agent in accordance with the Escrow Agreement of Legacy's having so abandoned the transaction or having not executed the PREN Agreement, the Escrow shall be terminated, the initial $1,000,000 deposited by Legacy (together with earnings thereon) shall be distributed as provided in this Item 7, and any and all other shares and other items held in the Escrow shall be returned to the parties who originally deposited them. The parties expressly recognize that in the event of any failure of condition referenced above, measuring monetary damages would be extremely difficult or impracticable to ascertain because of the nature of the assets of PREN. The payment of $1,000,000 (together with earnings thereon) as described above in this Item 7 is not intended as a forfeiture or penalty within the meaning of California Civil Code Section 3275 or 3369 but is intended to constitute liquidated damages, and shall be the sole and exclusive remedy of the Selling Shareholders and PREN. If Legacy breaches Item 6 above after it and PREN have executed the PREN Agreement, the sole redress of the Selling Shareholders and PREN shall be pursuant to Item 5 of the PREN Agreement.

8. Price agrees that if any of the following conditions are not met, the provisions of Item 9 shall immediately take effect:

    A. The number of shares of PREN Common Stock held in Escrow shall represent at least 51% of the general voting power of PREN on June 10, 1999.

    B. On the Board Approval Date, the Directors of PREN shall have (i) taken such actions as may be necessary to approve Legacy (insofar as restrictions in PREN's charter documents are concerned) to acquire up to 100% of the PREN Common Stock and to confirm that the transactions contemplated hereby are exempt from the operation of any applicable anti-takeover statute under the Maryland General Corporation Law, which actions shall state that they are irrevocable, and (ii) duly executed and delivered the Agreement attached as Exhibit C hereto (the "PREN Agreement").

9. The following liquidated damages provision shall apply if the Selling Shareholders abandon the transaction on or prior to the Board Approval Date, or the Directors of PREN do not take the actions specified in Item 8B above. In either such case, Price shall pay or cause to be paid to Legacy the total sum of $1,000,000 as liquidated damages. Additionally, upon notice to the escrow agent in accordance with the Escrow Agreement of the Selling Shareholders' having so abandoned the transaction or the PREN Directors having not taken such actions, the Escrow shall be terminated, the initial $1,000,000 (together with earnings thereon) shall be returned to Legacy, and any and all other shares and other items held in the Escrow shall be returned to the parties who originally deposited them. The parties expressly recognize that in the event of any failure of condition referenced above, measuring monetary damages would be extremely difficult or impracticable to ascertain because of the nature of the assets of PREN. The payment of $1,000,000 as described above in this Item 9 is not intended as a forfeiture or penalty within the meaning of California Civil Code
Section 3275 or 3369 but is intended to constitute liquidated damages, and shall be the sole and exclusive remedy of Legacy.

10. If the events described in Items 8A and 8B above occur as described, the liquidated damages provision set forth in Item 9 shall no longer be applicable after the Board Approval Date and Legacy's rights and remedies shall then be as specified in this Item 10 and in the PREN Agreement. In such case, each Selling Shareholder, by signing a copy of this Agreement, agrees that he, she or it shall, from and after the Board Approval Date, not take any action (litigation or otherwise) to contest or challenge in any way the validity or irrevocability of the actions referred to in Item 8B(i) above; provided that, in the case of any Selling Shareholder who is a Director of PREN, nothing contained herein shall be construed to limit or otherwise affect such Selling Shareholder's ability to act in his capacity as a PREN Director. Each Selling Shareholder shall vigorously defend against any litigation or other claim brought by a third party to contest or challenge in any way such actions.

11. If the Offer Conditions or the Merger Conditions (as applicable) have not been satisfied by December 1, 1999 (unless extended pursuant to Item 5 of the PREN Agreement) due to no fault of the parties hereto, Legacy or a Majority of the Selling Shareholders may terminate this Agreement upon written notice to the other party. Upon any such termination, the Escrow shall close, and except as otherwise provided in Item 5 of the PREN Agreement, all items held in the Escrow shall be returned to the party or parties who deposited them, and none of the parties hereto shall have any further obligation or liability hereunder.

12. Any action permitted or authorized by or for the Selling Shareholders, or any notice to be given by or on behalf of the Selling Shareholders, shall be deemed for all purposes to have been duly permitted, authorized or given if it has been permitted, authorized or given by a Majority of the Selling Shareholders.

13. This Agreement (including the exhibits hereto and all copies executed by different Selling Shareholders) constitutes one entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is intended to be fully binding and enforceable as of the date provided below. This Agreement may be executed in counterparts. This Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to the laws that might be applicable under conflicts of laws principles. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by Legacy and a Majority of the Selling Shareholders; provided that any party to this Agreement may waive in writing any obligation owed to it by any other party under this Agreement. In the event of any action brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover attorneys' fees, as well as all other costs and expenses of bringing such action as an element of damages.

Dated:  May 12, 1999

SELLING SHAREHOLDERS                       EXCEL LEGACY CORPORATION


By:  /S/ SOL PRICE                         By:   /S/ GARY B. SABIN
   --------------------------------            --------------------------------
    Sol Price, Trustee                     Name:  Gary B. Sabin
    Price Family Charitable Trust          Title: President
    UTD 03/13/84
    Number of Shares of
    Common Stock:  2,213,129
                  -----------------




By:  /S/ SOL PRICE
   --------------------------------
    Sol Price, Trustee
    Price Charitable Remainder Trust
    UTD 01/10/83
    Number of Shares of
    Common Stock:  308,490
                  -----------------



By:  /S/ SOL PRICE
   --------------------------------
    Sol Price, Trustee
    Marion Brodie Trust
    UTD 04/23/96
    Number of Shares of
    Common Stock:  34,950
                  -----------------

                                    EXHIBIT A

                                    Indenture


                                   [Attached]

================================================================================










                       Excel Legacy Corporation, as Issuer


                                   $__________


                    9.0% Convertible Subordinated Debentures


                               due _________, 2004


                              --------------------


                                    INDENTURE


                          Dated as of __________, 1999


                             -----------------------


                             ___________, as Trustee










================================================================================

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE.......................................1
   Section 1.01. Definitions.................................................................1
   Section 1.02. Other Definitions...........................................................3
   Section 1.03. Incorporation by Reference of Trust Indenture Act...........................3
   Section 1.04. Rules of Construction.......................................................4

ARTICLE 2.  THE SECURITIES...................................................................4
   Section 2.01. Form and Dating.............................................................4
   Section 2.02. Execution and Authentication................................................4
   Section 2.03. Registrar, Paying Agent and Conversion Agent................................5
   Section 2.04. Paying Agent to Hold Money in Trust.........................................5
   Section 2.05. Securityholder Lists........................................................6
   Section 2.06. Transfer and Exchange.......................................................6
   Section 2.07. Replacement Securities......................................................6
   Section 2.08. Outstanding Securities......................................................6
   Section 2.09. Treasury Securities.........................................................7
   Section 2.10. Temporary Securities........................................................7
   Section 2.11. Cancellation................................................................7
   Section 2.12. Defaulted Interest..........................................................7

ARTICLE 3.  REDEMPTION.......................................................................8
   Section 3.01. Notices to Trustee..........................................................8
   Section 3.02. Selection of Securities to be Redeemed......................................8
   Section 3.03. Notice of Redemption........................................................8
   Section 3.04. Effect of Notice of Redemption..............................................9
   Section 3.05. Deposit of Redemption Price.................................................9
   Section 3.06. Securities Redeemed in Part.................................................9

ARTICLE 4.  COVENANTS.......................................................................10
   Section 4.01. Payment of Securities......................................................10
   Section 4.02. SEC Reports................................................................10
   Section 4.03. Compliance Certificate.....................................................10
   Section 4.04. Stay, Extension and Usury Laws.............................................11
   Section 4.05. Continued Existence........................................................11
   Section 4.06. Taxes......................................................................11

ARTICLE 5.  SUCCESSORS......................................................................11
   Section 5.01. When Company May Merge, etc................................................11
   Section 5.02. Successor Corporation Substituted..........................................12

ARTICLE 6.  DEFAULTS AND REMEDIES...........................................................12
   Section 6.01. Events of Default..........................................................12
   Section 6.02. Acceleration...............................................................14
   Section 6.03. Other Remedies.............................................................14
   Section 6.04. Waiver of Past Defaults....................................................14

   Section 6.05. Control by Majority........................................................15
   Section 6.06. Limitation on Suits........................................................15
   Section 6.07. Rights of Holders to Receive Payment.......................................15
   Section 6.08. Collection Suit by Trustee.................................................16
   Section 6.09. Trustee May File Proofs of Claim...........................................16
   Section 6.10. Priorities.................................................................16
   Section 6.11. Undertaking for Costs......................................................16

ARTICLE 7.  TRUSTEE.........................................................................17
   Section 7.01. Duties of Trustee..........................................................17
   Section 7.02. Rights of Trustee..........................................................18
   Section 7.03. Individual Rights of Trustee...............................................18
   Section 7.04. Trustee's Disclaimer.......................................................18
   Section 7.05. Notice of Defaults.........................................................18
   Section 7.06. Reports by Trustee to Holders..............................................19
   Section 7.07. Compensation and Indemnity.................................................19
   Section 7.08. Replacement of Trustee.....................................................19
   Section 7.09. Successor Trustee by Merger, etc...........................................20
   Section 7.10. Eligibility; Disqualification..............................................20
   Section 7.11. Preferential Collection of Claims Against Company..........................21
   Section 7.12. Sections Applicable to Registrar, Paying Agent and Conversion Agent........21

ARTICLE 8.  DISCHARGE OF INDENTURE..........................................................21
   Section 8.01. Termination of Company's Obligations.......................................21
   Section 8.02. Application of Trust Money.................................................23
   Section 8.03. Repayment to Company.......................................................23
   Section 8.04. Reinstatement..............................................................23

ARTICLE 9.  AMENDMENTS......................................................................24
   Section 9.01. Without Consent of Holders.................................................24
   Section 9.02. With Consent of Holders....................................................24
   Section 9.03. Compliance with Trust Indenture Act........................................25
   Section 9.04. Revocation and Effect of Consents..........................................25
   Section 9.05. Notation on or Exchange of Securities......................................26
   Section 9.06. Trustee Protected..........................................................26

ARTICLE 10.  CONVERSION.....................................................................26
   Section 10.01. Conversion Privilege......................................................26
   Section 10.02. Conversion Procedure......................................................26
   Section 10.03. Fractional Shares.........................................................27
   Section 10.04. Taxes on Conversion.......................................................27
   Section 10.05. Company to Provide Stock..................................................27
   Section 10.06. Adjustment for Change in Capital Stock....................................28
   Section 10.07. Adjustment for Rights Issue...............................................28
   Section 10.08. Adjustment for Other Distributions........................................29
   Section 10.09. Adjustment for Common Stock Issue.........................................30
   Section 10.10. Adjustment for Convertible Securities Issue...............................31
   Section 10.11. Current Market Price......................................................32
   Section 10.12. Consideration Received....................................................32

   Section 10.13. When Adjustment May Be Deferred...........................................32
   Section 10.14. When No Adjustment Required...............................................32
   Section 10.15. Notice of Adjustment......................................................33
   Section 10.16. Voluntary Reduction.......................................................33
   Section 10.17. Notice of Certain Transactions............................................33
   Section 10.18. Reorganization of Company.................................................34
   Section 10.19. Company Determination Final...............................................34
   Section 10.20. Trustee's Disclaimer......................................................35

ARTICLE 11.  SUBORDINATION..................................................................35
   Section 11.01. Agreement to Subordinate..................................................35
   Section 11.02. Certain Definitions.......................................................35
   Section 11.03. Liquidation; Dissolution; Bankruptcy......................................36
   Section 11.04. Default on Senior Debt....................................................36
   Section 11.05. Acceleration of Securities................................................37
   Section 11.06. When Distribution Must Be Paid Over.......................................37
   Section 11.07. Notice by Company.........................................................37
   Section 11.08. Subrogation...............................................................37
   Section 11.09. Relative Rights...........................................................37
   Section 11.10. Subordination May Not Be Impaired by Company..............................38
   Section 11.11. Distribution or Notice to Representative..................................38
   Section 11.12. Rights of Trustee and Paying Agent........................................38

ARTICLE 12.  MISCELLANEOUS..................................................................39
   Section 12.01. Trust Indenture Act Controls..............................................39
   Section 12.02. Notices...................................................................39
   Section 12.03. Communication by Holders with Other Holders...............................39
   Section 12.04. Certificate and Opinion as to Conditions Precedent........................39
   Section 12.05. Statements Required in Certificate or Opinion.............................40
   Section 12.06. Rules by Trustee and Agents...............................................40
   Section 12.07. Legal Holidays............................................................40
   Section 12.08. No Recourse Against Others................................................40
   Section 12.09. Counterparts..............................................................40
   Section 12.10. Variable Provisions.......................................................41
   Section 12.11. Governing Law.............................................................41
   Section 12.12. No Adverse Interpretation of Other Agreements.............................41
   Section 12.13. Successors................................................................41
   Section 12.14. Severability..............................................................42
   Section 12.15. Table of Contents, Headings, Etc..........................................42

                             CROSS-REFERENCE TABLE*


Trust Indenture
     Act Section                                                 Indenture Section
----------------                                                 -----------------
310 (a)(1)             .........................................   7.10
    (a)(2)             .........................................
    (a)(2)             .........................................   7.10
    (a)(3)             .........................................   N.A.
    (a)(4)             .........................................   N.A.
    (b)                .........................................   7.08; 7.10; 12.02
    (c)                .........................................   N.A.
311 (a)                .........................................   7.11
X   (b)                .........................................   7.11
    (c)                .........................................   N.A.
312 (a)                .........................................   2.05
    (b)                .........................................   12.03
    (c)                .........................................   12.03
313 (a)                .........................................   7.06
    (b)(1)             .........................................   N.A.
    (b)(2)             .........................................   7.06
    (c)                .........................................   7.06; 12.02
    (d)                .........................................   7.06
314 (a)                .........................................   4.02; 12.02
    (b)                .........................................   N.A.
    (c)(1)             .........................................   12.04
    (c)(2)             .........................................   12.04
    (c)(3)             .........................................   N.A.
    (d)                .........................................   N.A.
    (e)                .........................................   12.05
    (f)                .........................................   N.A.
315 (a)                .........................................   7.01(b)
    (b)                .........................................   7.05; 12.02
    (c)                .........................................   7.01(a)
    (d)                .........................................   7.01(c)
    (e)                .........................................   6.11
316 (a)(last sentence) .........................................   2.09
    (a)(1)(A)          .........................................   6.05
    (a)(1)(B)          .........................................   6.04
    (a)(2)             .........................................   N.A.
    (b)                .........................................   6.07
317 (a)(1)             .........................................   6.08
    (a)(2)             .........................................   6.09
    (b)                .........................................   2.04
318 (a)                .........................................   12.01

                           N.A. means not applicable.

----------------
*  This Cross-Reference Table is not part of the Indenture.

        INDENTURE, dated as of _________ __, 1999, between Excel Legacy Corporation, a Delaware corporation ("Company"), and __________, a __________ ("Trustee").

        Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 9.0% Convertible Subordinated Debentures due _______, 2004 ("Securities"):


                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.

        "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

        "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

        "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board.

        "capital stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock.

        "Company" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor.

        "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

        "Disqualified Stock" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

        "Equity Interests" means capital stock or warrants, options or other rights to acquire capital stock (but excluding any debt security which is convertible into, or exchangeable for, capital stock).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Holder" or "Securityholder" means a person in whose name a Security is registered.

        "Indenture" means this Indenture as amended from time to time.

        "Material Subsidiary" means any subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Securities Act of 1933 and the Exchange Act, as amended, (as such Regulation is in effect on the date hereof), (iii) any other subsidiary of the Company which is material to the business, earnings, prospects, assets or condition, financial or otherwise, of the Company and its subsidiaries taken as a whole.

        "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer, a Vice-President, the principal executive officer, the principal financial officer and/or the principal accounting officer of the Company. See Sections 12.04 and 12.05

        "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.
See Sections 12.04 and 12.05.

        "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

        "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by Nasdaq, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange or if neither so reported or listed, the last reported bid price of the Common Stock.

        "SEC" means the Securities and Exchange Commission.

        "Securities" means the Securities described above issued under this Indenture in the form of Exhibit A hereto.

        "subsidiary" of any specified person means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly owned by such person or by such person and a subsidiary or subsidiaries of such person or (ii) any other person (other than a corporation) in which such person or such person and a subsidiary or subsidiaries of such person or a subsidiary or subsidiaries of such person directly or indirectly, at the date of determination thereof has at least majority ownership interest.

        "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

        "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

        "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

Section 1.02. Other Definitions.

        Term                                                  Defined in Section
        ----                                                  ------------------
         "Accelerated Payment Date".........................         4.07
         "Bankruptcy Law"...................................         6.01
         "Common Stock".....................................        10.01
         "Conversion Agent".................................         2.03
         "Custodian.........................................         6.01
         "Debt".............................................        11.02
         "Deficiency Date"..................................         4.07
         "Event of Default".................................         6.01
         "Legal Holiday"....................................        12.07
         "Minimum Equity"...................................         4.07
         "Offer"............................................         4.07
         "Offer Amount".....................................         4.07
         "Offer Period".....................................         4.07
         "Officer"..........................................        12.10
         "Paying Agent".....................................         2.03
         "Registrar"........................................         2.03
         "Representative"...................................        11.02
         "Restricted Payments"..............................         4.05
         "Senior Debt"......................................        11.02
         "U.S. Government Obligations"......................         8.01


Section 1.03. Incorporation by Reference of Trust Indenture Act.

        Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

        The following TIA terms used in this Indenture have the following meanings:

               "indenture securities" means the Securities;

               "indenture security holder" means a Securityholder;

               "indenture to be qualified" means this Indenture;

               "indenture trustee" or "institutional trustee" means the Trustee;

               "obligor" on the Securities means the Company.

        All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04. Rules of Construction.

        Unless the context otherwise requires:

               (1) a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

               (3) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect as of the time when and for the period as to which such accounting principles are to be applied;

               (4) "or" is not exclusive;

               (5) words in the singular include the plural, and in the plural include the singular; and

               (6) provisions apply to successive events and transactions.


                                   ARTICLE 2.

                                 THE SECURITIES

Section 2.01. Form and Dating.

        The Securities shall be substantially in the form of Exhibit A, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

        The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 2.02. Execution and Authentication.

        Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

        If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

        A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

        The Trustee shall authenticate Securities for original issue up to the aggregate principal amount stated in paragraph 4 of the Securities upon a written order of the Company signed by two Officers. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an Affiliate.

Section 2.03. Registrar, Paying Agent and Conversion Agent.

        The Company shall maintain in the Borough of Manhattan, City of New York, State of New York, and in such other locations as it shall determine (i) an office or agency where securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent"), and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its subsidiaries may act as Conversion Agent, Paying Agent, Registrar or co-registrar.

Section 2.04. Paying Agent to Hold Money in Trust.

        The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a subsidiary) shall have no further liability for the money. If the Company or a subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

Section 2.05. Securityholder Lists.

        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06. Transfer and Exchange.

        Where Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06, 9.05 or 10.02).

        The Company shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section
3.02 and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Section 2.07. Replacement Securities.

        If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder shall be required to provide an indemnity bond sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

        Every replacement Security is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Securities duly issued hereunder.

Section 2.08. Outstanding Securities.

        The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

        If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

        If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

        A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

Section 2.09. Treasury Securities.

        In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities that the Company or any Affiliate of the Company offers to purchase or acquire pursuant to an exchange offer, tender offer or otherwise shall not be deemed to be owned by the Company or such Affiliate until legal title passes to the Company or such Affiliate.

Section 2.10. Temporary Securities.

        Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. As promptly as is reasonably practicable, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

Section 2.11. Cancellation.

        The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or conversion. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement, conversion or cancellation and shall dispose of canceled Securities as the Company directs. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article 10.

Section 2.12. Defaulted Interest.

        If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Securityholders on a subsequent special record date. The Company shall fix any such record date (which shall be at least 5 and not more than 30 days before the payment date) and payment date. At least 15 days before any such record date, the Company shall mail to Securityholders a notice that states the record date, payment date, and amount of such interest to be paid. Interest to be paid prior to the expiration of the 30-day grace period specified in Section 6.01 shall be paid to Securityholders on the regular payment date for the interest payment that has not been made.


                                   ARTICLE 3.

                                   REDEMPTION

Section 3.01. Notices to Trustee.

        If the Company elects to redeem Securities pursuant to the optional redemption provisions of paragraph 5, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed.

        The Company shall give each notice provided for in this Section at least 50 days before the redemption date (unless a shorter notice period shall be satisfactory to the Trustee).

Section 3.02. Selection of Securities to be Redeemed.

        If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with the requirements of any exchange on which the Securities are listed and that the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 75 days and not less than 30 days before the redemption date from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them it selects shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

Section 3.03. Notice of Redemption.

        At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each Holder whose Securities are to be redeemed at such Holder's registered address.

        The notice shall identify the Securities to be redeemed and shall state:

               (1) the redemption date;

               (2) the redemption price;

               (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued in the name of the Holder thereof;

               (4) the conversion price;

               (5) the name and address of the Paying Agent and Conversion
        Agent;

               (6) that Securities called for redemption may be converted at any time before the close of business on the redemption date;

               (7) that Holders who want to convert Securities must satisfy the requirements in paragraph 7 of the Securities;

               (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest;

               (9) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

               (10) the paragraph of the Securities pursuant to which the Securities are being redeemed.

        At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

Section 3.04. Effect of Notice of Redemption.

        Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

Section 3.05. Deposit of Redemption Price.

        On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date (subject to the rights of Holders of record on the relevant record date to receive interest due on an interest payment date which may occur prior to the date of redemption). The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

Section 3.06. Securities Redeemed in Part.

        Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE 4.

                                    COVENANTS

Section 4.01. Payment of Securities.

        The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a subsidiary) holds on that date money designated for and sufficient to pay all principal and interest then due and such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture; provided, however, that money held by the Paying Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article 11 hereof shall not be considered paid within the meaning of this Section 4.01.

        To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on (i) overdue principal, at the rate borne by the Securities, compounded semiannually; and (ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.

Section 4.02. SEC Reports.

        The Company shall deliver to the Trustee and to the Holders within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA
Section 314(a). The Company shall timely comply with its reporting and filing obligations under the applicable federal securities law.

Section 4.03. Compliance Certificate.

        The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the conditions, contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Events of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities are prohibited. See Section 12.10.

        The Company will, so long as any of the Securities are outstanding deliver to the Trustee, forthwith upon becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition in this Indenture or (ii) any event of default under any other mortgage, indenture or instrument as that term is used in Section 6.01(4), an Officers' Certificate specifying such Default, Event of Default or default.

Section 4.04. Stay, Extension and Usury Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.05. Continued Existence.

        Subject to Article 5, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and will refrain from taking any action that would cause its existence as a corporation to cease, including without limitation any action that would result in its liquidation, winding up or dissolution.

Section 4.06. Taxes.

        The Company shall, and shall cause each of its subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.


                                   ARTICLE 5.

                                   SUCCESSORS

Section 5.01. When Company May Merge, etc.

        The Company shall not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, any person unless:

               (1) the person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

               (2) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if, pursuant to Section 10.18, the Company or another person enters into a supplemental indenture obligating it to deliver the securities, cash or other assets deliverable upon conversion of Securities; and

               (3) immediately after the transaction no Default or Event of Default exists.

        The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

Section 5.02. Successor Corporation Substituted.

        Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, assignment, transfer, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest on the Securities.


                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

Section 6.01. Events of Default.

        An "Event of Default" occurs if:

               (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable, whether or not such payments shall be prohibited by Article 11, and the Default continues for a period of 30 days after the date due and payable;

               (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise, whether or not such payments shall be prohibited by Article 11;

               (3) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below, whether or not such payments shall be prohibited by Article 11;

               (4) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any subsidiary (or the payment of which is guaranteed by the Company or a subsidiary), whether such indebtedness or guarantee now exists or shall be created hereafter, if (a) either (i) such event of default results from the failure to pay when due principal of or interest on such indebtedness within the grace period provided for in such indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) as a result of such event of default the maturity of such indebtedness has been accelerated prior to its expressed maturity and (b) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $1,000,000 or more;

               (5) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any subsidiary which remains undischarged for a period (during which execution shall not be effectively stayed) of 30 days, provided that the aggregate of all such judgments exceeds $500,000.

               (6) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                      (A) commences a voluntary case,

                      (B) consents to the entry of an order for relief against
               it in an involuntary case,

                      (C) consents to the appointment of a Custodian of it or
               for all or substantially all of its property,

                      (D) makes a general assignment for the benefit of its
               creditors, or

                      (E) generally is unable to pay its debts as the same
               become due;

               (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                      (A) is for relief against the Company or any Material
               Subsidiary in an involuntary case,

                      (B) appoints a Custodian of the Company or any Material
               Subsidiary or for all or substantially all of its property, or

                      (C) orders the liquidation of the Company or any Material
               Subsidiary,

        and the order or decree remains unstayed and in effect for 60 days.

        The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or State Law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        A Default under clause (3) (other than Defaults under Section 4.05, 5.01 or 10.01 which Defaults shall be Events of Default with the notice but without the passage of time specified in this paragraph) or (5) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

Section 6.02. Acceleration.

        If an Event of Default (other than an Event of Default specified in clauses (6) and (7) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare the unpaid principal of and accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if (i) the rescission would not conflict with any judgment or decree, (ii) all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration, and (iii) the Company has delivered an Officers' Certificate to the Trustee to the effect of clauses (i) and (ii) above.

Section 6.03. Other Remedies.

        If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

        The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Past Defaults.

        The Holders of a majority in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security or a Default or Event of Default under Article 10. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impact any right consequent thereon.

Section 6.05. Control by Majority.

        The Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Securityholders, or would involve the Trustee in personal liability.

Section 6.06. Limitation on Suits.

        A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

               (1) the Holder gives to the Trustee notice of a continuing Event of Default;

               (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

               (5) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another
Securityholder.

Section 6.07. Rights of Holders to Receive Payment.

        Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

        Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

Section 6.08. Collection Suit by Trustee.

        If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

        The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10. Priorities.

        If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

        First:      to the Trustee for amounts due under Section 7.07;

        Second:     to holders of Senior Debt to the extent required by Article
                    11;

        Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

        Fourth:     to the Company.

        Except as otherwise provided in Section 2.12, the Trustee may fix a record date and payment date for any payment to Securityholders.

Section 6.11. Undertaking for Costs.

        In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.


                                   ARTICLE 7.

                                     TRUSTEE

Section 7.01. Duties of Trustee.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        (b)    Except during the continuance of an Event of Default:

               (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

               (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and to confirm the correctness of all mathematical computations.

        (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) This paragraph does not limit the effect of paragraph (b) of this Section.

               (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

        (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

        (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

        (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02. Rights of Trustee.

        (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

        (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

        (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee) appointed with due care.

        (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

Section 7.03. Individual Rights of Trustee.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

        The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or any Statement in the Securities other than its authentication.

Section 7.05. Notice of Defaults.

        If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security (including any failure to make any mandatory redemption payment required hereunder), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

Section 7.06. Reports by Trustee to Holders.

        Within 60 days after the reporting date stated in Section 12.10, the Trustee shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

        A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

Section 7.07. Compensation and Indemnity.

        The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

        The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

        The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

        To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

        When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08. Replacement of Trustee.

        A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

        The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10;

               (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (3) a Custodian or public officer takes charge of the Trustee or its property; or

               (4) the Trustee becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

Section 7.09. Successor Trustee by Merger, etc.

        If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided that such successor shall otherwise be qualified and eligible to act as a Trustee pursuant to the provisions of this Article.

Section 7.10. Eligibility; Disqualification.

        This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a). The Trustee shall always have a combined capital and surplus as stated in Section 12.10. The Trustee is subject to TIA
Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9). Section 12.10 lists any excluded indenture or trust agreement.

Section 7.11. Preferential Collection of Claims Against Company.

        The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

Section 7.12. Sections Applicable to Registrar, Paying Agent and Conversion
Agent.

        The term "Trustee" as used in Sections 7.01, 7.02, 7.03, 7.04 and 7.07 shall (unless the context otherwise requires) be construed as extending to and including the Trustee acting in its capacity, if any, as Paying Agent, Registrar and Conversion Agent.


                                   ARTICLE 8.

                             DISCHARGE OF INDENTURE

Section 8.01. Termination of Company's Obligations.

        This Indenture shall cease to be of further effect (except that the Company's obligations under Section 7.07 and 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder. In addition, subject to Section 8.04, the Company may terminate all of its obligations under this Indenture (except the Company's obligations under Sections 7.07 and 8.03) if:

               (1) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

               (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient without investment of such money or reinvestment of and interest or proceeds from such U.S. Government Obligation to pay principal and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder. The Company may make the deposit only during the one-year period and only if Article 11 permits it.

               (3) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent certified public accountants expressing their opinion that the money or U.S. Government Obligations so deposited, without investment of such money or reinvestment of interest or proceeds on such U.S. Government Obligations, will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

               (4) the Company delivers to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such

        Opinion of Counsel shall confirm that, the holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such defeasance had not occurred;

               (5) no Default or Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit and after giving effect thereto or, insofar as subsections (6) and (7) of Section 6.01 are concerned, at any time during the period ending on and including the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

               (6) such defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Company or any of its subsidiaries is bound, and shall not be prohibited by Article 11;

               (7) the Company delivers to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to holders of the Securities, the Trustee will hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders will be entitled to receive adequate protection of their interest in such trust funds if such trust funds are used;

               (8) the Company delivers to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

               (9) the Company delivers to the Trustee an Opinion of Counsel stating that neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended; and

               (10) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

        However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 7.07, 8.03, 8.04 and in Article 10, shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.07 and 8.03 shall survive.

        After a deposit made pursuant to this Section 8.01 and satisfaction of the conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

        "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged. In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02. Application of Trust Money.

        The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and securities so held in trust are not subject to Article 11.

Section 8.03. Repayment to Company.

        The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

        Subject to applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Securityholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

Section 8.04. Reinstatement.

        If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of the then outstanding Securities so request by written notice to the Trustee, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE 9.

                                   AMENDMENTS

Section 9.01. Without Consent of Holders.

        The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

               (1) to cure any ambiguity, defect or inconsistency;

               (2) to comply with Sections 5.01 and 10.18;

               (3) to provide for uncertificated Securities in addition to certificated Securities; or

               (4) to make any change that does not adversely affect the rights hereunder of any Securityholder.

Section 9.02. With Consent of Holders.

        Subject to Section 6.07, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 6.04 and 6.07, the Holders of a majority in principal amount of the Securities then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not:

               (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

               (2) reduce the rate of or change the time for payment of interest on any Security;

               (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

               (4) make any Security payable in money other than that stated in the Security;

               (5) make any change in Section 6.04, 6.07 or 9.02 (this sentence);

               (6) make any change that adversely affects the right to convert any Security;

               (7) make any change in Article 11 that adversely affects the rights of any Securityholder; or

               (8) waive a default in the payment of the principal of, or interest on, any Security or any Default under Article 10.

        An amendment or waiver under this Section may not make any change that adversely affects the rights under Article 11 of any holder of an issue of Senior Debt unless the holders of the issue pursuant to its terms consent to the change or the change is otherwise permissible.

        To secure a consent of the Holders under this Section, it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment or waiver under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or waiver.

Section 9.03. Compliance with Trust Indenture Act.

        Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

        Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

        After an amendment or waiver becomes effective it shall bind every Securityholder, unless it is of the type described in any of clauses (1) through
(8) of Section 9.02. In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

Section 9.05. Notation on or Exchange of Securities.

        The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

Section 9.06. Trustee Protected.

        The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights.


                                   ARTICLE 10.

                                   CONVERSION

Section 10.01. Conversion Privilege.

        A Holder of a Security may convert it into Common Stock at any time during the period stated in paragraph 7 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: Divide the principal amount to be converted by the conversion price in effect on the conversion date. Round the result to the nearest 1/100th of a share.

        The initial conversion price is stated in paragraph 7 of the Securities. The conversion price is subject to adjustment.

        A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

        "Common Stock" means Common Stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time.

Section 10.02. Conversion Procedure.

        To convert a Security a Holder must satisfy the requirements in paragraph 7 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical after the conversion date, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to Section 10.03. The person in whose name the certificate is registered shall become the stockholder of record on and after the conversion date.

        No payment or adjustment will be made for accrued interest on a converted Security or dividends on any Common Stock issued. However, interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered Holder on such record date.

        If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

        Upon a surrender of a Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

        If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

Section 10.03. Fractional Shares.

        The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: Multiply the current market price (as set forth below) of a full share by the fraction. Round the result to the nearest cent.

        The current market price of a share of Common Stock is the Quoted Price of the Common Stock on the last trading day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

Section 10.04. Taxes on Conversion.

        If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

Section 10.05. Company to Provide Stock.

        The Company has reserved and shall continue to reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury, solely for the purpose of issuance upon conversion of Securities as herein provided, enough shares of Common Stock to permit the conversion of the Securities in full.

        All shares of Common Stock which may be issued upon conversion of the Securities shall be duly authorized, validly issued, fully paid and non-assessable when issued.

        The Company will take all reasonable necessary actions to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will take all reasonable necessary actions to list such shares on each national securities exchange on which the Common Stock is listed.

Section 10.06. Adjustment for Change in Capital Stock.

        If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

        If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of capital stock. After such allocation, the conversion privilege and the conversion price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

Section 10.07. Adjustment for Rights Issue.

        If the Company distributes any rights or warrants to substantially all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the conversion price shall be adjusted in accordance with the formula:

                                              N x P
                                              -----
                                          O  +  M
                                          -------
                           C'  =  C  x    O  +  N

where:

        C'= the adjusted conversion price.

        C = the current conversion price.

        O = the number of shares of Common Stock outstanding on the record date.

        N = the number of additional shares of Common Stock offered.

        P = the offering price per share of the additional shares.

        M = the current market price per share of Common Stock on the record date.

        The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable, not all warrants or rights shall have been exercised, the conversion price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

Section 10.08. Adjustment for Other Distributions.

        If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase assets, debt securities or other securities of the Company, the conversion price shall be adjusted in accordance with the formula:

                                                     M - F
                                                     -----
                                          C'  =  C  x  M
        where:

        C'= the adjusted conversion price.

        C = the current conversion price.

        M = the current market price per share of Common Stock on the record date mentioned below.

        F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

        This Section does not apply to regular cash dividends or cash distributions paid out of consolidated current earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in Section 10.07.

Section 10.09. Adjustment for Common Stock Issue.

        If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the conversion price shall be adjusted in accordance with the formula:

                                                                   O + P
                                                                       -
                                                                       M
                                                                   -----
                                                    C'   =   C  x      A
        where:

        C' = the adjusted conversion price.

        C = the then current conversion price.

        O = the number of shares outstanding immediately prior to the issuance of such additional shares.

        P = the aggregate consideration received for the issuance of such additional shares.

        M = the current market price per share on the date of issuance of such additional shares.

        A = the number of shares outstanding immediately after the issuance of such additional shares.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This Section does not apply to (i) any of the transactions described in Sections 10.07, 10.08 and 10.10, (ii) the conversion of Securities, or the conversion, exchange or exercise of other securities convertible or exchangeable for Common Stock, (iii) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Indenture shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder), (iv) Common Stock issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

Section 10.10..Adjustment for Convertible Securities Issue.

        If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than the Securities or securities issued in transactions described in Sections 10.07 and 10.08) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the current market price per share on the date of issuance of such securities, the conversion price shall be adjusted in accordance with this formula:

                                                     O + P
                                                         -
                                                         M
                                                     -----
                                           C' = C  x  O + D

where:

        C' = the adjusted conversion price.

        C = the then current conversion price.

        O = the number of shares outstanding immediately prior to the issuance of such securities.

        P = the aggregate consideration received for the issuance of such securities.

        M = the current market price per share on the date of issuance of such securities.

        D = the maximum number of shares deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities have not been issued when such securities are no longer outstanding, then the conversion price shall promptly be readjusted to the conversion price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

        This Section does not apply to (i) convertible securities issued to acquire, or in the acquisition of, all or any portion of a business as a going concern, in an arm's length transaction between the Company and an unaffiliated third party, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, or (ii) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

Section 10.11. Current Market Price.

        In Sections 10.07, 10.08, 10.09 and 10.10, the current market price per share of Common Stock on any date shall equal 95% of the average of the Quoted Prices of the Common Stock for 30 consecutive trading days ending on the last full trading day prior to the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

Section 10.12. Consideration Received.

        For purposes of any computation respecting consideration received pursuant to Sections 10.09 and 10.10, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

               (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Trustee; and

               (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

Section 10.13. When Adjustment May Be Deferred.

        No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

        All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

Section 10.14. When No Adjustment Required.

        No adjustment need be made for a transaction referred to in Sections 10.06, 10.07, 10.08, 10.09 or 10.10 if all Securityholders are entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

        No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

        No adjustment need be made for a change in the par value or no par value of the Common Stock.

        To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

Section 10.15. Notice of Adjustment.

        Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

Section 10.16. Voluntary Reduction.

        The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period, provided, that in no event may the conversion price be less than the par value of a share of Common Stock.

        Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect.

        A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.06, 10.07, 10.08, 10.09 and 10.10.

Section 10.17. Notice of Certain Transactions.

        If:

               (1) the Company takes any action that would require an adjustment in the conversion price pursuant to Sections 10.06, 10.07, 10.08, 10.09 or 10.10 and if the Company does not let Securityholders participate pursuant to Section 10.14;

               (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.18; or

               (3) there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

Section 10.18. Reorganization of Company.

        If the Company is a party to a transaction subject to Section 5.01, or a merger which reclassifies or changes its outstanding Common Stock, upon consummation of such transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the person obligated to issue securities or deliver cash or other assets upon conversion of the Securities shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

        If securities deliverable upon conversion of Securities, as provided above, are themselves convertible into the securities of an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture which shall so provide.

        If this Section applies, Section 10.06 does not apply.

Section 10.19. Company Determination Final.

        Subject to Section 10.15, any determination that the Company or the Board of Directors must make pursuant to Section 10.03, 10.06, 10.08, 10.09, 10.10, 10.11, 10.12 or 10.14 is conclusive.

Section 10.20. Trustee's Disclaimer.

        The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.18 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


                                   ARTICLE 11.

                                  SUBORDINATION

Section 11.01. Agreement to Subordinate.

        The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

Section 11.02. Certain Definitions.

        "Debt" of any person means any indebtedness, contingent or in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

        "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Debt.

        "Senior Debt" means all Debt (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include (i) any Debt of the Company to any of its subsidiaries, (ii) any liability for Federal, state, local or other taxes owed or owing by the Company, (iii) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities, or (iv) any obligations with respect to any capital stock.

Section 11.03. Liquidation; Dissolution; Bankruptcy.

        Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

        (1) holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

        (2) until the Senior Debt is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Debt as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Debt to at least the same extent as the Securities.

        For purposes of this Article 11, a distribution may consist of cash, securities or other property, by set-off or otherwise.

Section 11.04. Default on Senior Debt.

        Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by the Company or any person acting on behalf of the Company on account of the principal or interest of the Securities.

        The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property (other than capital stock of the Company or other securities of the Company that are subordinated to Senior Debt to at least the same extent as the Securities) if:

        (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

        (2) the default is the subject of judicial proceedings or the Company receives a notice of the default from a person who may give it pursuant to
Section 11.12. If the Company receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this Section.

        The Company shall resume payments on the Securities and may acquire them when:

        (a) the default is cured or waived, or

        (b) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

Section 11.05. Acceleration of Securities.

        If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration. The Company shall pay the Securities when 120 days pass after the acceleration occurs if this Article permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration, the Company shall pay the Securities in accordance with the provisions of
Article 6.

Section 11.06. When Distribution Must Be Paid Over.

        In the event that the Company shall make any payment to the Trustee on account of the principal or interest on the Securities at a time when such payment is prohibited by Section 11.03 or 11.04, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Debt (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

        If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Debt and pay it over to them as their interests may appear.

Section 11.07. Notice by Company.

        The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt provided in this Article. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

Section 11.08. Subrogation.

        After all Senior Debt is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Debt.

Section 11.09. Relative Rights.

        This Article defines the relative rights of Securityholders and holders of Senior Debt. Nothing in this Indenture shall:

        (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

        (2) affect the relative rights of Securityholders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee; or

        (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to Securityholders.

        If the Company fails because of this Article to pay principal of or interest on Security on the due date, the failure is still a Default or Event of Default.

Section 11.10. Subordination May Not Be Impaired by Company.

        No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

Section 11.11. Distribution or Notice to Representative.

        Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

Section 11.12. Rights of Trustee and Paying Agent.

        The Trustee or Paying Agent may continue to make payments on the Securities until it receives notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article. Only the Company, a Representative or a holder of an issue of Senior Debt that has no Representative may give the notice.

        The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

                                   ARTICLE 12.

                                  MISCELLANEOUS

Section 12.01. Trust Indenture Act Controls.

        If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 12.02. Notices.

        Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in Section 12.10. The Company or the Trustee by notice to the other may designate additional or different address for subsequent notices or communications.

        Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

        If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

        If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

        All other notices or communications shall be in writing.

Section 12.03. Communication by Holders with Other Holders.

        Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 12.04. Certificate and Opinion as to Conditions Precedent.

        Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 12.05. Statements Required in Certificate or Opinion.

        Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that the person making such certificate or opinion has read such covenant or condition;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 12.06. Rules by Trustee and Agents.

        The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, Paying Agent or Conversion Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07. Legal Holidays.

        A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 12.08. No Recourse Against Others.

        A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by excepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

Section 12.09. Counterparts.

        This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 12.10. Variable Provisions.

        "Officer" means Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

        The Company initially appoints the Trustee as Conversion Agent, Paying Agent, Registrar and authenticating agent.

        The first certificate pursuant to Section 4.03 shall be for the fiscal year ending on December 31, 1999.

        The reporting date for Section 7.06 is [May 15] of each year. The first reporting date is [May 15], 2000.

        The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

        The Company's address is:

                             16955 Via Del Campo, Suite 240
                             San Diego, California  92127
                             Attn: Gary B. Sabin, President and
                                   Chief Executive Officer
                             Facsimile No.:  (619) 485-8530

        The Trustee's address is:

                                ______________________________
                                ______________________________
                                ______________________________

Section 12.11. Governing Law.

        The internal laws of the State of New York shall govern this Indenture and the Securities, without regard to the conflicts of laws provisions thereof.

Section 12.12. No Adverse Interpretation of Other Agreements.

        This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.13. Successors.

        All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 12.14. Severability.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.15. Table of Contents, Headings, Etc.

        The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES


Dated:  as of ________________                    EXCEL LEGACY CORPORATION,
                                                  a Delaware corporation


                                                  By ________________________
Attest:

___________________________                                      (SEAL)


Dated:  as of ________________                    [TRUSTEE NAME]



                                                  By ________________________

Attest:

        ___________________________                              (SEAL)

                                    Exhibit A
                               (Face of Security)


No. ___                                                          $ _____________


                     9.0% CONVERTIBLE SUBORDINATED DEBENTURE
                             DUE _________ __, 2004

                            EXCEL LEGACY CORPORATION

promises to pay to
                                  _____________

or registered assigns,
the principal sum of              ______________     Dollars on _______ __, 2004


Interest Payment Dates:    ___________ and ___________
Record Dates:              ___________ and ___________

          This is one of the Securities described in the within-mentioned Indenture. Additional provisions of this Security are set forth on the other side of this Security.

Authenticated:                                    Dated:

[Trustee's Name],                                 Excel Legacy Corporation
as Trustee


By ____________________________                   By ________________________
      Authorized Signature

      OR                                          By ________________________

as Authenticating Agent                           (SEAL)


By ____________________________
      Authorized Signature

                               (Back of Security)

                     9.0% Convertible Subordinated Debenture
                             due _________ __, 2004


        1. Interest. Excel Legacy Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on _________ __ and _________ __ of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 15, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date even though Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check payable in such money. It may mail an interest check to a holder's registered address.

        3. Paying Agent, Registrar and Conversion Agent. The Trustee will act as Conversion Agent, Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company or any of its subsidiaries may act in any such capacity.

        4. Indenture. The Company issued the Securities under an Indenture dated as of _________ __, 1999 ("Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $___________ in aggregate principal amount.

        5. Optional Redemption. On or after _______ __, 2001, the Company may redeem all or some of the Securities from time to time at the redemption price of 100% of the principal amount of such Securities plus accrued interest to the redemption date.

        6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee, generally pro rata or by lot. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

        If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

        7. Conversion. A holder of a Security may convert it into Common Stock of the Company at any time before the close of business (New York time) on _______ __, 2004. If the Security is called for redemption, the holder may convert it at any time before the close of business on the redemption date (unless the Company shall default in payment due upon redemption thereof). The initial conversion price of $5.50 per share is subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date. On conversion, no payment or adjustment for interest will be made. However, interest will be paid on any interest payment date with respect to Securities surrendered for conversion after a record date for the payment of interest to the registered holder on such record date. The Company will deliver a check for any fractional share.

        To convert a Security a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

        The conversion price is subject to adjustment as set forth in the Indenture in certain events. No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

        The Company from time to time may voluntarily reduce the conversion price for a period of time, provided that the conversion price is not less than the par value of a share of Common Stock.

        If the Company is a party to a consolidation or merger or a transfer or lease of all or substantially all of its assets, the Securities automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after such transaction if the Holder had converted the Security immediately before the effective date of the transaction.

        8. Subordination. The Securities are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

        9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

        10. Persons Deemed Owners. Except as provided in paragraph 2, the registered holder of a Security may be treated as its owner for all purposes.

        11. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Securities, and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to Securityholders or to make any change that does not adversely affect the rights of any Securityholder.

        12. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture or the Securities or, in the case of failure by the Company to maintain its corporate existence or to comply with the restrictions on payments of dividends and other distributions, the restrictions on consolidation, merger or transfer or lease of substantially all its assets or the provisions regarding conversion of Securities, with such notice but without such passage of time; certain defaults under and accelerations prior to maturity of other indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable without further action or notice. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

        13. Trustee Dealings with the Company. Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

        14. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

        15. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        16. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to:


                       Treasurer, Excel Legacy Corporation
                         16955 Via Del Campo, Suite 240
                           San Diego, California 92127

                                 ASSIGNMENT FORM

To Assign this Security, fill in the form below:

I or we assign and transfer this Security to

                               __________________
                               __________________
                             (Insert assignee's soc.
                              sec. or tax I.D. no.)

_________________________

_________________________

_________________________

_________________________

(Print or type assignee's name, address and zip code)

and irrevocably appoint

-------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



                                CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

                                   __________
                                   __________

To convert only part of this Security, state the amount ($1,000 or integral multiples thereof):

                               __________________
                               __________________
                                  $___________

If you want the stock certificate made out in another person's name, fill in the form below:

                               __________________
                               __________________
                             (Insert assignee's soc.
                              sec. or tax I.D. no.)

_________________________

_________________________

_________________________

_________________________

Print or type other person's name, address and zip code)



Date:  ____________________          Your Signature: ___________________________

                                                     ___________________________


                       (Sign exactly as your name appears
                       on the other side of this Security)

                                    EXHIBIT B

                               Conditions to Offer


        The offer shall be conditioned upon at least 8,000,000 shares of PREN Common Stock (including those shares held in Escrow) being validly tendered and not withdrawn prior the date which is twenty (20) business days following the commencement of the offer (the "Minimum Condition"). In addition, Legacy shall not be required to consummate the offer if, prior to the time of acceptance of any such shares of PREN Common Stock (whether or not any other shares of PREN Common Stock have theretofore been accepted pursuant to the offer), any of the following shall occur and remain in effect:

        (a) any court or other governmental entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties shall have used all reasonable efforts to resist, resolve or lift, as applicable) (i) seeking to restrain, enjoin or otherwise prohibit the transactions contemplated hereby, (ii) seeking to prohibit or restrict the ownership or operation by Legacy of any material portion of PREN's business or assets, (iii) making the acquisition of, or exchange for, some or all of the shares of PREN Common Stock illegal, or (iv) imposing material limitations on the ability of Legacy effectively to acquire or to hold or to exercise full rights of ownership of the PREN Common Stock;

        (b) any authorizations, consents, orders or approvals of, or declarations or filings with, any governmental entity which, if not obtained in connection with the consummation of the transactions contemplated hereby, could reasonably be expected to have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of PREN ("Material Adverse Effect"), including without limitation the effectiveness of any applicable registration statement or proxy materials, shall not have been obtained, declared, filed or have occurred, as the case may be;

        (c) there shall have occurred (i) any general suspension of trading in, or limitation on prices for, the PREN Common Stock on the Nasdaq National Market, (ii) a declaration of a banking moratorium or any general suspension of payments in respect of banks in the United States or (iii) in the case of any of the foregoing existing at the time of the commencement of the offer, a material acceleration or worsening thereof;

        (d) PREN shall have commenced a case under any chapter of Title XI of the United States Code or any similar law or regulation; or a petition under any chapter of Title XI of the United States Code or any similar law or regulation shall have been filed against PREN which is not dismissed within three business days;

        (e) any change, development, effect or circumstance shall have occurred or be threatened with respect to PREN's major tenant (Costco Wholesale Corporation) that would reasonably be expected to have a Material Adverse Effect on PREN; or

        (f) the Agreement among Legacy and certain shareholders of PREN shall have been terminated by Legacy or such shareholders pursuant to its terms.

        The foregoing conditions are for the sole benefit of Legacy and may be asserted by Legacy regardless of the circumstances giving rise to any such condition or may be waived by Legacy in whole or in part at any time and from time to time. The failure by Legacy at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances, and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                                    EXHIBIT C

                                 PREN Agreement


                                   [Attached]

                                    AGREEMENT


        This Agreement is entered into as of __________, 1999 by and between Excel Legacy Corporation, a Delaware corporation ("Legacy"), and Price Enterprises, Inc., a Maryland corporation ("PREN").


                                    Recitals

A. Legacy and certain shareholders of PREN (the "Selling Shareholders") have entered into an Agreement dated May 12, 1999 (the "Shareholders Agreement").

B. As a condition precedent to Legacy's commitments under the Shareholders Agreement, Legacy has required that PREN enter into this Agreement pursuant to which PREN is agreeing to take certain actions, subject to the terms and conditions set forth herein.


                                    Agreement

        The parties to this Agreement, intending to be legally bound, hereby agree as follows:

1. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to them in the Shareholders Agreement.

2       PREN agrees that if any of the following events do not occur as described, the provisions of Item 3 below shall immediately take effect:

    A. On the Board Approval Date, the Directors of PREN shall have taken such actions as may be necessary (i) to approve the taking of all actions described on Exhibit A hereto without any further Board approval, (ii) to provide for the treatment of PREN options as described on Exhibit B hereto, and (iii) to appoint Gary Sabin as Chief Executive Officer of PREN. All such approvals and other actions shall be effective as of the Closing and shall state that they are irrevocable.

    B. PREN shall not take any action (i) to revoke, modify or otherwise alter in any way the approvals and other actions referred to in Item 2A above or Item 8B of the Shareholders Agreement, or (ii) to contest or challenge in any way (through litigation or otherwise) the validity or irrevocability of the approvals and other actions referred to in Item 2A above or Item 8B of the Shareholders Agreement. PREN shall vigorously defend against any litigation or other claim brought by a third party to contest or challenge in any way such approvals or other actions.

    C. The Directors of PREN shall permit Gary Sabin and Richard Muir (or two other designees of Legacy) to attend all meetings of the Board of Directors of PREN (other than those relating to the transactions contemplated hereby or relating to any Company Takeover Proposal) in a non-voting observer capacity until the Closing, at which time the Directors of PREN shall cause Messrs. Sabin and Muir (or two other designees of Legacy) to be appointed or elected as members of the Board of Directors of PREN. Legacy's Board observer rights shall terminate if this Agreement terminates.

    D. PREN shall cooperate with Legacy and use all reasonable efforts to take or cause to be taken all actions necessary with respect to the preparation and filing of the Offer documents or Merger documents (as applicable), including all actions required pursuant to Section 14 of the Securities Exchange Act of 1934 (but shall not be required to execute any agreements or to make any representations or warranties, other than as required by applicable rules and regulations of the Securities and Exchange Commission, Nasdaq or any lenders of PREN in order to consummate the transactions contemplated by this Agreement or the Shareholders Agreement). In the case of the Merger, PREN shall take or cause to be taken all actions necessary to duly call and hold a meeting of the PREN shareholders to consider the Merger and related matters.

    E. Except in relation to the matters described in this Agreement or the Shareholders Agreement, the Directors of PREN shall act only in the ordinary course of business until the Closing. Without limiting the generality of the foregoing, PREN shall not, without the prior written consent of Legacy, incur material debt, or issue or agree to issue any equity securities or securities convertible or exchangeable into or exercisable for equity securities, or pay any dividend other than regularly scheduled dividends on the PREN Preferred Stock, or take any action that would cause PREN to fail to qualify as a REIT.

    F. PREN shall use all reasonable efforts to satisfy the Offer Conditions or the Merger Conditions (as applicable). PREN agrees that it will proceed in good faith as expeditiously as possible to complete requisite governmental reviews, to obtain any requisite approvals and otherwise to consummate the transactions contemplated by this Agreement and the Shareholders Agreement, and neither PREN nor its counsel will engage in any communications with third parties (including governmental offices and agencies) without the direct participation of Legacy and its counsel.

3. If any of the events described in Item 2 do not occur as described, Legacy shall be entitled, at its election, either to (i)(A) acquire the shares of PREN Common Stock held in Escrow by consummating the Offer with the consideration specified in Item 1 of the Shareholders Agreement and having such shares tendered in accordance with the Escrow Agreement, and (B) any and all equitable remedies necessary to ensure PREN's compliance with this Agreement, or
(ii) liquidated damages in the amount of $7,500,000. Additionally, in the case of clause (ii) above, upon notice to the escrow agent in accordance with the Escrow Agreement of PREN's having breached this Agreement, the Escrow shall be terminated, the initial $7,500,000 (together with earnings thereon) shall be returned to Legacy, and any and all other shares and other items held in the Escrow shall be returned to the parties who originally deposited them. The parties expressly recognize that in the event of any failure of condition referenced above, measuring monetary damages would be extremely difficult or impracticable to ascertain because of the nature of the assets of PREN. The payment of $7,500,000 as described above in this Item 3 is not intended as a forfeiture or penalty within the meaning of California Civil Code Sections
3275 or 3369 but is intended to constitute liquidated damages, and shall be the sole and exclusive remedy of Legacy.

4.      Legacy agrees and commits that:

    A. At or as promptly as practicable after the Closing, Legacy shall cause to be taken all actions reasonably necessary to cause the Preferred Stock of PREN to be entitled under PREN's charter documents (including those of any successor to PREN by merger, etc.) to elect a majority of the Directors of PREN (which majority shall mean that the holders of PREN Preferred Stock have one more designee than Legacy); provided that such right shall terminate upon the earliest to occur of the following (the "Preferred Termination"): (i) less than 2,000,000 shares of PREN Preferred Stock (adjusted for stock splits, dividends, reverse splits, etc.) shall remain outstanding, (ii) Legacy shall have made an offer to purchase any and all outstanding shares of PREN Preferred Stock at a cash price of $16 per share, and shall have purchased all shares duly tendered and not withdrawn, or (iii) the Directors of PREN shall have
        (a) issued or agreed to issue any equity securities or securities convertible or exchangeable into or exercisable for equity securities, in any case without unanimous Board approval, or (b) failed in any fiscal year to declare or pay dividends on the PREN Common Stock as and when requested by Legacy (1) to distribute 100% of PREN's taxable income for such fiscal year or otherwise to maintain PREN's status as a REIT, or (2) in an amount equal to the excess, if any, of (x)(A) funds from operations less rent smoothing for such fiscal year, minus (B) the amount required to pay dividends on the PREN Preferred Stock for such fiscal year, over (y) $7,500,000. Pending the effectuation of such corporate action, Legacy agrees for the benefit of the holders of PREN Preferred Stock to vote in favor of the election of Jack McGrory, Simon Lorne and James Cahill (or their designees) as Directors of PREN and to vote against any increase in the size of the PREN Board beyond five members. Following the Closing until the Preferred Termination, neither Legacy nor any subsidiary or affiliate of Legacy which acquires shares of PREN Preferred Stock shall be entitled to vote such shares in any election of Directors of PREN.

    B. Legacy shall commence taking all actions reasonably necessary to make the Offer or to effect the Merger (as applicable) to acquire all outstanding shares of PREN Common Stock (including those shares held in Escrow) for the consideration specified in Item 1 of the Shareholders Agreement, subject in the case of the Offer only to the Offer Conditions, and in the case of the Merger only to the Merger Conditions. In the case of the Offer, Legacy shall purchase all shares duly tendered and not withdrawn.

    C. Legacy shall use all reasonable efforts to satisfy the Offer Conditions or the Merger Conditions (as applicable). Legacy agrees that it will proceed in good faith as expeditiously as possible to complete requisite governmental reviews, to obtain any requisite approvals and otherwise to consummate the transactions contemplated hereby, and neither Legacy nor its counsel will engage in any communications with third parties (including governmental offices and agencies) without the direct participation of PREN and its counsel.

    D. Legacy shall not take any action to cause a direct or indirect Change of Control of PREN (including by Change of Control of Legacy itself) (i) after the date hereof and prior to the Closing without the consent of Price, or (ii) after the Closing, without either offering to





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

        purchase all shares of PREN Preferred Stock or obtaining the approval of a majority of such shares (unless a higher percentage is required by PREN's charter or Maryland law). For purposes of this provision, a "Change of Control" will be deemed to have occurred at such time as (a) any person or group of related persons for purposes of Section 13(d) of the Securities Exchange Act of 1934 (other than Legacy) becomes the beneficial owner of 50% or more of the total voting power of PREN or Legacy, (b) there shall be consummated any merger or consolidation of PREN or Legacy in which PREN or Legacy, as the case may be, is not the continuing or surviving corporation or pursuant to which the Common Stock of PREN or Legacy would be converted into cash, securities or other property, other than a merger or consolidation in which the holders of the Common Stock of PREN or Legacy outstanding immediately prior to the merger or consolidation hold at least a majority of the Common Stock of the surviving corporation immediately after such merger or consolidation, or (c) the directors of Legacy on the date hereof (or persons nominated for election by such directors) shall no longer constitute a majority of the Board of Directors of Legacy.

    E. Following the Closing until the Preferred Termination, Legacy shall take all actions in its power to ensure that at least one representative of the interests of the PREN Preferred Stock, as designated by a majority in interest of the Selling Shareholders who hold PREN Preferred Stock, is serving as a director of Legacy.

    F. Legacy shall cause any and all Debentures and Notes to be registered under the Securities Act of 1933, and to maintain such registration, in each case if and as necessary to make all such Debentures and Notes freely transferable.

    G. Within 10 days after the Closing, Legacy shall use all reasonable efforts to cause PREN to pay all options held by employees and directors of PREN, and severance payments for employees of PREN, as described on Exhibit B and Schedule B-2 hereto. With Legacy's prior written consent, which consent shall not be unreasonably withheld, PREN may terminate certain employees prior to the Closing and pay such employees the severance payments described on Exhibit B and Schedule B-2 hereto. Upon the Closing, Legacy shall provide PREN with the funds to cover all payments under such exhibit and schedule.

    H. Legacy shall cause PREN to maintain Officers' and Directors' Errors and Omissions Insurance insuring all persons who are or were officers or directors of PREN in an amount not less than that in effect on April 30, 1999, for a period of at least 3 years following the Closing, and thereafter as long as necessary (if at all) to ensure the continuation of protection with respect to any and all claims made prior to the end of that period, and shall, and shall cause PREN to, hold harmless and indemnify each such person against all expense, loss and liability (including costs of defense and investigation) relating to their actions as such officers or directors of PREN, except, as to any such person, as to any matter as to which it is finally judicially determined that indemnification is not permitted for such person by Maryland law under the applicable circumstances.

    I. In any merger between PREN and a subsidiary of Legacy pursuant to which shares of PREN Common Stock are converted into cash or into securities other than Common Stock of Legacy





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

        or of the surviving corporation, Legacy will make appropriate provisions such that the cash and other assets of PREN will not be depleted in any material respect, and the liabilities of PREN will not be increased in any material respect, as a result of such transaction.

    J. Until such time as there are no shares of PREN Preferred Stock outstanding, Legacy shall not take any action that would cause PREN to fail to qualify as a REIT.

5. If Legacy materially fails to do anything it has agreed to do in this Agreement or the Shareholders Agreement or does anything material it has agreed not to do, or if the Escrow terminates because of the passage of time as provided in Item 4 of the Shareholders Agreement, Legacy shall pay the total sum of $7,500,000 (or such larger sum as may be held in Escrow at such time) (together with earnings thereon) as liquidated damages, with such sum being apportioned among PREN and the Selling Shareholders as PREN may direct. Notwithstanding the foregoing, Legacy shall not be obligated to pay such liquidated damages in the case of the passage of time provided in Item 4 of the Shareholders Agreement if such passage of time occurs as a result of (i) any failure of the condition set forth in paragraph (a) of the Offer Conditions or Merger Conditions (as applicable) which results, directly or indirectly, from any litigation or other claim or action commenced by or on behalf of, or based on or relating to, PREN or any of its officers, directors, employees, agents, shareholders or affiliates, (ii) any failure of the condition set forth in paragraph (c) of the Offer Conditions or Merger Conditions (as applicable) (provided that Legacy shall be obligated, for purposes of this Item 5 only, to consummate the Offer or Merger (as applicable) within three business days following the satisfaction of such condition), or (iii) any failure of the conditions set forth in paragraph (d), (e) or (f) of the Offer Conditions or Merger Conditions (as applicable). Additionally, upon notice to the escrow agent in accordance with the Escrow Agreement of Legacy's having so breached this Agreement, or of the passage of time, the Escrow shall be terminated, the initial $7,500,000 deposited by Legacy (or such larger sum as may be deposited by Legacy pursuant to Item 3 of the Shareholders Agreement) (together with earnings thereon) shall be distributed as provided in this Item 5, and any and all other shares and other items held in the Escrow shall be returned to the parties who originally deposited them. The parties expressly recognize that in the event of any failure of condition referenced above, measuring monetary damages would be extremely difficult or impracticable to ascertain because of the nature of the assets of PREN. The payment of $7,500,000 (or such larger sum as may be held in Escrow) (together with earnings thereon) as described above in this Item 5 is not intended as a forfeiture or penalty within the meaning of California Civil Code Section 3275 or 3369 but is intended to constitute liquidated damages, and shall be the sole and exclusive remedy of the Selling Shareholders and PREN.

6. This Agreement shall automatically terminate and be of no further force or effect upon the termination of the Shareholders Agreement in accordance with its terms. Upon any such termination, none of the parties hereto shall have any further obligation or liability hereunder.

7. This Agreement and the Shareholders Agreement (including the exhibits hereto and thereto) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and are intended to be fully binding and enforceable as of the dates provided. This Agreement may be executed in counterparts. This Agreement shall be governed and construed in accordance with the laws of the State of California,





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

without regard to the laws that might be applicable under conflicts of laws principles. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by Legacy and PREN; provided that any party to this Agreement may waive in writing any obligation owed to it by any other party under this Agreement. In the event of any action brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover attorneys' fees, as well as all other costs and expenses of bringing such action as an element of damages.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date set forth above.



Price Enterprises, Inc.                     Excel Legacy Corporation


By:     ____________________                By:    ____________________
Name:   ____________________                Name:  ____________________
Title:  ____________________                Title: ____________________




















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